                                                                   EXHIBIT 99.12

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
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                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS


                          $[265,815,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AB1

                                  [SURF LOGO]

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               JPMORGAN CHASE BANK
                                     TRUSTEE

                                 APRIL 26, 2005





--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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The attached tables and other statistical analyses (the "Computational
Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.





--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
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                                   TERM SHEET
                                 APRIL 26, 2005
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AB1

                           $265,815,000 (APPROXIMATE)
                               SUBJECT TO REVISION

                                                        PRINCIPAL                          EXPECTED   STATED
 CLASS           APPROX                  WAL (YRS)       WINDOW       PAYMENT   INTEREST    FINAL     FINAL     EXPECTED RATINGS
                 SIZE ($)     COUPON     (CALL(4)/      (CALL(4)/      DELAY    ACCRUAL    MATURITY  MATURITY  (FITCH/MOODY'S/S&P)
                                         MATURITY)      MATURITY)                             (4)       (5)
CLASS A-1A     114,363,000   LIBOR + []  1.00/1.00    1 - 21/1 - 21       0    Actual/360   02/2007   03/2036      AAA/Aaa/AAA
                             (1),(2)
CLASS A-1B     91,400,000    LIBOR + []  3.00/3.00   21 - 70/21 - 70      0    Actual/360   03/2011   03/2036      AAA/Aaa/AAA
                             (1),(2)
CLASS A-1C     22,252,000    LIBOR + []  6.34/8.66   70 - 76/70 - 188     0    Actual/360   09/2011   03/2036      AAA/Aaa/AAA
                             (1),(2)
CLASS M-1       7,830,000    LIBOR + []  4.59/5.09   42 - 76/42 - 143     0    Actual/360   09/2011   03/2036      AA+/Aa1/AA+
                             (1),(3)
CLASS M-2      11,070,000    LIBOR + []  4.50/4.96   40 - 76/40 - 135     0    Actual/360   09/2011   03/2036       AA/Aa2/AA
                             (1),(3)
CLASS M-3       6,750,000    LIBOR + []  4.45/4.84   39 - 76/39 - 120     0    Actual/360   09/2011   03/2036        A/A2/A
                             (1),(3)
CLASS M-4       4,050,000    LIBOR + []  4.42/4.73   38 - 76/38 - 108     0    Actual/360   09/2011   03/2036       A-/A3/A-
                             (1),(3)
CLASS B-1       4,725,000    LIBOR + []  4.40/4.59   37 - 76/37 - 97      0    Actual/360   09/2011   03/2036    BBB+/Baa1/BBB+
                             (1),(3)
CLASS B-2       3,375,000    LIBOR + []  4.27/4.28   37 - 76/37 - 80      0    Actual/360   09/2011   03/2036    BBB-/Baa3/BBB-
                             (1),(3)
CLASS B-3(6)    2,700,000    LIBOR + []  3.57/3.57   37 - 60/37 - 60      0    Actual/360   05/2010   03/2036       BB/Ba2/BB
                             (1),(3)
TOTAL:         268,515,000

      1)    Subject to the Available Funds Cap and the Maximum Rate Cap.
      2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-1B and Class A-1C Certificates will increase to 2x its margin on the following Distribution Date.
      3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x its respective margin on the following Distribution Date.
      4) The Certificates will be priced at the "Pricing Speed" of 20% HEP for the fixed rate collateral and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate collateral. Assumes 10% call. The maximum CPR in any one period is 95%.
      5)    Latest maturity date for any mortgage loan plus one year.
      6) The Class B-3 Certificates will be privately placed. All information presented herein with respect to the Class B-3 Certificates is solely to assist your understanding of the Offered Certificates.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
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
CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                   212-449-3659   scott_soltas@ml.com
Charles Sorrentino             212-449-3659   charles_sorrentino@ml.com
Colin Sheen                    212-449-3659   colin_sheen@ml.com
Edgar Seah                     212-449-3659   edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                    212-449-0752   matthew_whalen@ml.com
Paul Park                      212-449-6380   paul_park@ml.com
Tom Saywell                    212-449-2122   tom_saywell@ml.com
Alan Chan                      212-449-8140   alan_chan@ml.com
Fred Hubert                    212-449-5071   fred_hubert@ml.com
Alice Chu                      212-449-1701   alice_chu@ml.com
Parkson Young                  212-449-1768   parkson_young@ml.com
Sonia Lee                      212-449-5067   sonia_lee@ml.com
Keith Singletary               212-449-9431   keith_singletary@ml.com
Calvin Look                    212-449-5029   calvin_look@ml.com

MOODY'S
Debashish Chatterjee           212-553-1329   debashish.chatterjee@moodys.com

STANDARD & POOR'S
Victor Bhagat                  212-438-1130   victor_bhagat@standardandpoors.com

FITCH RATINGS
Lori Samuels                   212-908-0264   lori.samuels@fitchratings.com


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
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
TITLE OF CERTIFICATES       Specialty Underwriting & Residential Finance ("SURF"), Mortgage Loan Asset-Backed Certificates, Series
                            2005-AB1, consisting of:
                            Class A-1A, Class A-1B and Class A-1C Certificates (collectively, the "Class A Certificates"),
                            Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (collectively, the "Class M Certificates"),
                            Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Class B Certificates" and together with the Class M Certificates, the "Subordinate Certificates")
                            The Class A, Class M, Class B-1 and Class B-2 Certificates are collectively known as the "Offered
                            Certificates").

LEAD MANAGER                Merrill Lynch, Pierce, Fenner & Smith Incorporated

ISSUER                      Specialty Underwriting and Residential Finance Trust, Series 2005-AB1

DEPOSITOR                   Merrill Lynch Mortgage Investors, Inc.

SELLER                      Merrill Lynch Mortgage Lending Inc.

SERVICER                    Wilshire Credit Corporation

TRUSTEE                     JPMorgan Chase Bank

CUT-OFF DATE                May 1, 2005

PRICING DATE                On or about April [27], 2005

CLOSING DATE                On or about May [10], 2005

DISTRIBUTION DATES          Distribution of principal and interest on the Offered Certificates (and the Class B-3 Certificates)
                            will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in June 2005.

ERISA                       The Offered Certificates will be ERISA eligible as of the Closing Date. However, investors should
CONSIDERATIONS              consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

LEGAL                       The Offered Certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.
INVESTMENT

TAX STATUS                  For federal income tax purposes, the Trust Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION        The Trustee will attempt to terminate the trust when the aggregate stated principal balance of the
                            Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage
                            Loans as of the Cut-Off Date. The termination will be effected by auctioning the remaining trust assets via a solicitation of bids from at least three bidders.  Any such termination will occur only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding stated principal balance of the Mortgage Loans, plus accrued interest thereon, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations or by the Trustee in the performance of its obligations, including conducting the auction and (iii) certain other amounts specified in the prospectus supplement.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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
MORTGAGE LOANS              The mortgage pool will consist of fixed rate and adjustable rate, first lien mortgage loans ("Mortgage
                            Loans") originated under the SURF program and will be serviced by Wilshire Credit Corporation.  The information described herein is based on a pool of Mortgage Loans having an aggregate statistical principal balance of approximately $271,866,664, as of May 1, 2005 ("Statistical Calculation Date").
                            The Mortgage Loans are expected to have an aggregate stated principal balance as of the Cut-Off Date of approximately $270,000,000.

TOTAL OFFERED DEAL SIZE     Approximately $265,815,000

ADMINISTRATIVE FEES         The Servicer and the Trustee will be paid fees aggregating approximately 50.00 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS         1.       Excess Interest
                            2.       Over-Collateralization
                            3.       Subordination

EXCESS INTEREST             Excess interest cashflow will be available as credit enhancement.

OVER-COLLATERALIZATION      The over-collateralization ("O/C") amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Offered Certificates (and the Class B-3
                            Certificates). On the Closing Date, the O/C amount will equal approximately 0.55% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 0.55% of the aggregate principal balance of the
                            Mortgage Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                            Initial:  0.55% of original balance
                            Target: 0.55% of original balance before stepdown, 1.10% of current balance after stepdown
                            Floor:   0.50% of original balance

SUBORDINATION:                        CLASSES                        RATING (M/S/F)                   SUBORDINATION (1)
                                      -------                        --------------                   -----------------
(1) includes initial OC               Class A                         Aaa/AAA/AAA                           15.55%
                                     Class M-1                        Aa1/AA+/AA+                           12.65%
                                     Class M-2                         Aa2/AA/AA                            8.55%
                                     Class M-3                           A2/A/A                             6.05%
                                     Class M-4                          A3/A-/A-                            4.55%
                                     Class B-1                       Baa1/BBB+/BBB+                         2.80%
                                     Class B-2                       Baa3/BBB-/BBB-                         1.55%
                                     Class B-3                         Ba2/BB/BB                            0.55%

CLASS SIZES:                          CLASSES                        RATING (M/S/F)                      CLASS SIZES
                                      -------                        --------------                      -----------
                                      Class A                         Aaa/AAA/AAA                           84.45%
                                     Class M-1                        Aa1/AA+/AA+                           2.90%
                                     Class M-2                         Aa2/AA/AA                            4.10%
                                     Class M-3                           A2/A/A                             2.50%
                                     Class M-4                          A3/A-/A-                            1.50%
                                     Class B-1                       Baa1/BBB+/BBB+                         1.75%
                                     Class B-2                       Baa3/BBB-/BBB-                         1.25%
                                     Class B-3                         Ba2/BB/BB                            1.00%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
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
INTEREST ACCRUAL          For the Offered Certificates (and the Class B-3 Certificates), interest will initially accrue from the
                          Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution
                          Date to (but excluding) the current Distribution Date.

COUPON STEP UP            If the optional termination of the Offered Certificates (and the Class B-3 Certificates) does not occur on the first distribution date on which it can occur, (i) the margins on each class of the Class A
                          Certificates will increase to 2x their respective margins, and (ii) the margins on each class of the
                          Subordinate Certificates will increase to 1.5x their respective margins, in each case on the following
                          Distribution Date.

AVAILABLE FUNDS CAPS      The per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

                          "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

CAP CONTRACT              The trust fund will own a one-month LIBOR cap contract purchased for the benefit of the Certificates.
                          Payments received on the cap contract will be available to pay amounts to the holders of the Certificates, in respect of shortfalls arising as a result of the Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

MAXIMUM RATE CAP          The pass-through rates of each of the Offered Certificates (and the Class B-3 Certificates) will also be subject to a "Maximum Rate Cap", which will be calculated in the same manner as the Available
                          Funds Cap, but based on the net maximum lifetime mortgage rates rather than the net mortgage rate. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

SHORTFALL REIMBURSEMENT   If on any Distribution Date the pass-through rate for any class of Offered Certificates (and the
                          Class B-3 Certificates) is limited by the Available Funds Cap, (1) the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds
                          Cap, up to but not exceeding the greater of (a) the Maximum Rate Cap and (b) the sum of (i) the
                          Available Funds Cap and (ii) the product of (A) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual period and (B) the quotient obtained by dividing (I) and amount equal to the proceeds, if any, payable under the Cap Contract with respect to such Distribution Date by (II) the aggregate Certificated Principal Balance of each of the Classes of Certificates to which such Cap Contract relates for such Distribution Date over
                          (2) the amount of interest such class was entitled to receive on such Distribution Dated based on the Available Funds Cap together with the unpaid portion of any such excess from prior Distribution
                          Dates and interest accrued thereon at the then applicable Pass-Through Rate for such class, without giving effect to the Available Funds Cap. Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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--------------------------------------------------------------------------------

CASHFLOW PRIORITY         1.    Repayment of any unreimbursed Servicer advances.
<Preliminary and          2.    Servicing Fees and Trustee Fees, as applicable.
Subject to Revision>      3.    Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to each class of the Class A Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the
                                Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class M-4 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates and then to the Class B-3
                                Certificates.
                          4.    Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class B-1
                                Certificates, then monthly principal to the Class B-2 Certificates and then monthly principal to the
                                Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."
                          5.    Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to build or restore
                                O/C to the required level.
                          6.    Excess interest to pay subordinate principal shortfalls.
                          7.    Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.
                          8.    Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                          Payments received on the Cap Contract will only be available to the classes of Offered Certificates (and the Class B-3 Certificates) to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Subordinate
                          Certificates have been written down to zero. Any excess of amounts received on the Cap Contract over amounts needed to pay such Carryovers on the classes of Offered Certificates (and the Class B-3
                          Certificates) will be distributed in respect of other classes of certificates not described herein.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------

PRINCIPAL PAYDOWN
IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:
     All scheduled and unscheduled principal received from the Mortgage Loans and excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates.

     Principal distributions allocated to the Class A Certificates will be distributed sequentially to the Class A-1A, Class A-1B and Class A-1C Certificates, and then sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, and Class B-3 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:
All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class B-1 Certificates, seventh to the Class B-2 Certificates and eighth to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

                 CLASS A                         31.10%
                 CLASS M-1                       25.30%
                 CLASS M-2                       17.10%
                 CLASS M-3                       12.10%
                 CLASS M-4                       9.10%
                 CLASS B-1                       5.60%
                 CLASS B-2                       3.10%
                 CLASS B-3                       1.10%

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the June 2008 Distribution Date; and
ii) The Subordinate Class Principal Distribution Date has occurred (as described below); and
iii)  A Step Down Loss Trigger Event does not exist.
SUBORDINATE       The first Distribution Date on which the Senior Enhancement
CLASS PRINCIPAL   Percentage (i.e., the sum of the  outstanding principal
DISTRIBUTION      balance of the subordinate Certificates and the O/C amount
DATE              divided by the aggregate stated principal balance of the
                  Mortgage Loans) is greater than or equal to the Senior
                  Specified Enhancement Percentage (including O/C), which is equal to two times the initial Class A subordination
                  percentage.
                  SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                  31.10%
                  or
                  (15.00%+0.55%)*2


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------

STEP DOWN LOSS                The situation that exists with respect to any Distribution Date after the Stepdown Date, if (a) the
TRIGGER EVENT                 quotient of (1) the aggregate Stated Principal Balance of all Mortgage Loans 60 or more  days
<Preliminary and              delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO
Subject to Revision>          Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding
                              Servicer Remittance Date, equals or exceeds the product of (i) [TBD]% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the
                              Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss
                              Percentage.

                              DISTRIBUTION DATE OCCURRING          LOSS PERCENTAGE
                              ---------------------------          ---------------
                              June 2008 - May 2009                 [TBD]% with respect to June 2008, plus an additional 1/12th of [TBD]% for each month thereafter
                              June 2009 - May 2010                 [TBD]% with respect to June 2009, plus an additional 1/12th of [TBD]% for each month thereafter
                              June 2010 - May 2011                 [TBD]% with respect to June 2010, plus an additional 1/12th of [TBD]% for each month thereafter
                              June 2011 and thereafter             [TBD]%

                      (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS                    The Offered Certificates will be offered pursuant to a Prospectus which includes a Prospectus
                              Supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the
                              Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES          The following tables describe the Mortgage Loans and the related mortgaged properties as of the
                              Statistical Calculation Date, except where otherwise noted. The sum of the columns below may not equal the total indicated due to rounding.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

--------------------------------------------------------------------------------
(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------
                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance                 $271,866,664
Aggregate Original Principal Balance                    $272,241,025
Number of Mortgage Loans                                   1,570

                                      MINIMUM         MAXIMUM           AVERAGE (1)
                                      -------         -------           -----------
Original Principal Balance            $30,000        $750,000            $173,402
Outstanding Principal Balance         $29,733        $750,000            $173,163

                                      MINIMUM         MAXIMUM      WEIGHTED AVERAGE (2)
                                      -------         -------      --------------------
Original Term (mos)                     180            360                 357
Stated remaining Term (mos)(5)          173            358                 353
Loan Age (mos)(5)                        2              13                  4
Current Interest Rate                 4.450%         10.150%              6.705%
Initial Interest Rate Cap (3)         1.000%          5.000%              2.917%
Periodic Rate Cap (3)                 1.000%          2.000%              1.046%
Gross Margin (3)                      3.020%          8.790%              5.718%
Maximum Mortgage Rate (3)             10.500%        17.150%             13.238%
Minimum Mortgage Rate (3)             4.450%         10.150%              6.639%
Months to Roll (3)(5)                    1              58                  22
Original Loan-to-Value                22.73%         100.00%              83.53%
Credit Score (4)                        620            814                 686

                            EARLIEST                  LATEST
                            --------                  ------
Maturity Date              10/1/2019                03/01/2035

LIEN POSITION                         PERCENT OF MORTGAGE POOL
                                      ------------------------
1st Lien                                                100.00%

YEAR OF ORIGINATION                   PERCENT OF MORTGAGE POOL
                                      ------------------------
2004                                                     66.91%
2005                                                     33.09%

OCCUPANCY                             PERCENT OF MORTGAGE POOL
                                      ------------------------
Primary                                                  89.50%
Second Home                                               1.04%
Investment                                                9.46%

LOAN PURPOSE                          PERCENT OF MORTGAGE POOL
                                      ------------------------
Purchase                                                 53.13%
Refinance - Rate/Term                                     5.19%
Refinance - Cashout                                      41.67%

LOAN TYPE                             PERCENT OF MORTGAGE POOL
                                      ------------------------
Fixed Rate                                               20.38%
ARM                                                      79.62%

AMORTIZATION TYPE                     PERCENT OF MORTGAGE POOL
                                      ------------------------
Fully Amortizing                                         67.64%
Interest-Only                                            31.97%
Balloon                                                   0.39%

PROPERTY TYPE                         PERCENT OF MORTGAGE POOL
                                      ------------------------
Single Family                                            69.48%
Rowhouse                                                  0.11%
Townhouse                                                 0.71%
Condominium                                               4.76%
Two- to Four-Family                                       8.86%
Planned Unit Development                                 15.95%
Manufactured Housing                                      0.14%

----------
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Adjustable Rate Mortgage Loans only.
(4) Minimum and Weighting only for loans with scores.
(5) As of the Cut-off Date.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

--------------------------------------------------------------------------------
(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------
                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

MORTGAGE RATES

                          NUMBER       AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                            OF         PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                         MORTGAGE       BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL    PERCENT
RANGE OF MORTGAGE RATES    LOANS      OUTSTANDING       POOL     COUPON      SCORE    OUTSTANDING   LTV       DOC        IO
-----------------------  ---------    -------------- ----------  --------  --------   ----------- --------  --------  --------
5.000% or less                  14        $4,079,544     1.50%     4.751%     722       $291,396    80.78%    53.60%    33.84%
5.001% to 5.500%                46        11,919,979      4.38      5.351     704        259,130     79.02     79.69     33.87
5.501% to 6.000%               238        57,071,395     20.99      5.828     694        239,796     82.16     61.71     38.60
6.001% to 6.500%               251        53,193,204     19.57      6.302     680        211,925     81.89     48.95     34.66
6.501% to 7.000%               356        59,981,619     22.06      6.803     679        168,488     81.97     34.69     37.24
7.001% to 7.500%               259        38,390,269     14.12      7.284     681        148,225     85.62     29.84     28.29
7.501% to 8.000%               213        25,515,993      9.39      7.769     687        119,793     87.02     27.05     16.96
8.001% to 8.500%               103        12,981,248      4.77      8.293     688        126,032     90.11     24.44     24.26
8.501% to 9.000%                59         5,848,791      2.15      8.736     685         99,132     90.27     26.65      4.96
9.001% to 9.500%                21         2,141,609      0.79      9.263     696        101,981     93.52     47.54      2.90
9.501% to 10.000%                6           469,796      0.17      9.684     701         78,299     98.18      0.00      0.00
10.001% to 10.500%               4           273,218      0.10     10.099     682         68,304     94.96     27.12      0.00
TOTAL:                       1,570      $271,866,664   100.00%     6.705%     686       $173,163    83.53%    43.38%    31.97%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.450% per annum to 10.150% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.705% per annum.




REMAINING MONTHS TO STATED MATURITY

                          NUMBER       AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
RANGE OF                    OF         PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
REMAINING MONTHS         MORTGAGE       BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL    PERCENT
TO STATED MATURITY         LOANS      OUTSTANDING       POOL     COUPON      SCORE    OUTSTANDING   LTV       DOC        IO
------------------       ---------    -------------- ----------  --------  --------   ----------- --------  --------  --------
169 to 180                      33        $3,976,346     1.46%     7.129%     674       $120,495    72.00%    43.15%     0.00%
229 to 240                       3           364,895      0.13      6.386     646        121,632     61.49     27.26      0.00
337 to 348                       1           214,135      0.08      7.375     772        214,135     90.00      0.00      0.00
349 to 360                   1,533       267,311,288     98.32      6.698     686        174,371     83.73     43.44     32.51
TOTAL:                       1,570      $271,866,664   100.00%     6.705%     686       $173,163    83.53%    43.38%    31.97%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 358 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 353 months.




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

--------------------------------------------------------------------------------
(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------
                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER       AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                               OF         PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE       BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL    PERCENT
LOAN PRINCIPAL BALANCES       LOANS      OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING    LTV        DOC       IO
--------------------------  --------     ------------  ----------   -------   --------   -----------  -------  -------   -------
$50,000 or less                   28       $1,262,111      0.46%     7.961%     676        $45,075    79.31%    35.22%     6.97%
$50,001 to $100,000              429       32,961,153      12.12      7.459     676         76,833     82.44     44.80      8.66
$100,001 to $150,000             399       49,743,473      18.30      7.005     682        124,670     83.32     43.05     17.77
$150,001 to $200,000             229       39,924,146      14.69      6.761     690        174,341     83.96     44.79     34.24
$200,001 to $250,000             165       37,004,617      13.61      6.700     687        224,270     83.34     41.93     38.59
$250,001 to $300,000             124       34,096,622      12.54      6.464     681        274,973     83.43     39.61     38.42
$300,001 to $350,000              82       26,573,761       9.77      6.309     692        324,070     84.28     42.70     42.60
$350,001 to $400,000              49       18,416,334       6.77      6.327     696        375,844     84.61     32.94     34.55
$400,001 to $450,000              31       13,087,695       4.81      6.286     677        422,184     84.82     35.67     58.82
$450,001 to $500,000              16        7,659,471       2.82      5.962     702        478,717     81.70     56.63     36.78
$500,001 to $550,000               3        1,601,350       0.59      6.952     685        533,783     91.76     65.65    100.00
$550,001 to $600,000               3        1,676,000       0.62      5.878     701        558,667     90.05     67.03     65.99
$600,001 to $650,000               7        4,391,015       1.62      5.869     715        627,288     83.73     85.24     42.12
$650,001 to $700,000               4        2,718,919       1.00      6.161     689        679,730     86.23     75.93     48.90
$700,001 to $750,000               1          750,000       0.28      6.150     664        750,000     45.45      0.00      0.00
TOTAL:                         1,570     $271,866,664    100.00%     6.705%     686       $173,163    83.53%    43.38%    31.97%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $29,733 to approximately $750,000 and the average outstanding principal balance of the Mortgage Loans was approximately $173,163.




PRODUCT TYPES

                            NUMBER       AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                              OF         PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE       BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
PRODUCT TYPES                LOANS      OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING    LTV        DOC        IO
-------------------        ---------    ------------- ----------   --------  --------   -----------  --------   -------   -------
Balloon Loans                      9       $1,057,443      0.39%     7.653%     682       $117,494    66.15%    28.79%     0.00%
15 Year Fixed Loans               24        2,918,903       1.07      6.940     671        121,621     74.12     48.36      0.00
20 Year Fixed Loans                3          364,895       0.13      6.386     646        121,632     61.49     27.26      0.00
30 Year Fixed Loans              314       51,077,448      18.79      6.690     690        162,667     81.06     56.15      6.56
Six-Month LIBOR                   29        6,423,401       2.36      5.883     703        221,497     85.68     27.04      0.00
2/28 LIBOR ARM                   985      168,908,074      62.13      6.811     683        171,480     84.21     37.74     37.35
3/27 LIBOR ARM                   190       37,686,327      13.86      6.370     691        198,349     85.00     51.97     48.97
5/25 LIBOR ARM                    16        3,430,174       1.26      6.454     689        214,386     82.73     69.02     59.25
TOTAL:                         1,570     $271,866,664    100.00%     6.705%     686       $173,163    83.53%    43.38%    31.97%




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

--------------------------------------------------------------------------------
(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------
                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

AMORTIZATION TYPE

                            NUMBER       AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                              OF         PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE       BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL     PERCENT
AMORTIZATION TYPE            LOANS      OUTSTANDING      POOL        COUPON     SCORE   OUTSTANDING    LTV       DOC        IO
-------------------        ---------    ------------- ----------   --------   --------  -----------  --------   -------   -------
Fully Amortizing               1,178     $183,893,325     67.64%     6.790%     685       $156,106    83.55%    44.92%     0.00%
Balloon                            9        1,057,443       0.39      7.653     682        117,494     66.15     28.79      0.00
24 Month Interest-Only           192       37,059,927      13.63      6.820     684        193,020     83.44     34.23    100.00
36 Month Interest-Only            11        2,156,729       0.79      6.861     673        196,066     84.10     44.95    100.00
60 Month Interest-Only           169       44,410,941      16.34      6.247     691        262,787     84.02     44.98    100.00
120 Month Interest-Only           11        3,288,300       1.21      6.408     670        298,936     82.17     41.90    100.00
TOTAL:                         1,570     $271,866,664    100.00%     6.705%     686       $173,163    83.53%    43.38%    31.97%




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

--------------------------------------------------------------------------------
(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------
                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES

                            NUMBER       AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                              OF         PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
GEOGRAPHIC                 MORTGAGE       BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE    ORIGINAL     FULL    PERCENT
DISTRIBUTION                 LOANS      OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV       DOC        IO
--------------------       ---------    ------------  ----------    -------   --------  -----------  --------   ------    -------
Alabama                            4         $640,706      0.24%     6.546%     692       $160,176    89.24%    64.53%    20.91%
Arizona                           54        7,510,997       2.76      6.944     670        139,093     82.34     38.91     39.72
Arkansas                           5          401,468       0.15      6.688     690         80,294     77.90     66.47      0.00
California                       248       69,780,563      25.67      6.150     688        281,373     81.18     43.89     52.73
Colorado                          24        3,915,134       1.44      6.555     689        163,131     87.56     71.56     31.69
Connecticut                        9        1,618,769       0.60      6.555     685        179,863     85.27     61.63      0.00
Delaware                           6        1,182,585       0.43      5.916     678        197,097     80.84     25.60     20.16
District of Columbia               2          639,152       0.24      6.875     653        319,576     89.28     63.17     63.17
Florida                           51        8,266,045       3.04      6.488     681        162,079     83.12     50.62      9.21
Georgia                           16        2,277,135       0.84      7.000     685        142,321     91.37     69.12     20.67
Idaho                              7          692,247       0.25      6.612     662         98,892     81.66     49.13     10.98
Illinois                         162       30,511,371      11.22      7.065     688        188,342     84.93     36.48     26.24
Indiana                           37        4,685,988       1.72      6.794     695        126,648     89.57     59.59     16.76
Iowa                               6          798,099       0.29      6.825     641        133,016     82.42     73.96      0.00
Kansas                            19        2,256,376       0.83      7.323     688        118,757     84.94     34.74     11.75
Kentucky                          17        2,217,055       0.82      7.051     688        130,415     88.71     52.88     30.74
Louisiana                          6          916,500       0.34      6.969     705        152,750     88.18     38.21      0.00
Maine                              4          405,873       0.15      6.493     687        101,468     77.32     14.70      0.00
Maryland                          40        9,911,714       3.65      6.486     678        247,793     83.12     64.80     30.49
Massachusetts                     17        3,638,989       1.34      6.426     696        214,058     82.98     46.04     30.96
Michigan                         119       14,537,698       5.35      7.356     682        122,166     85.26     42.74     20.81
Minnesota                         52        8,841,815       3.25      6.984     697        170,035     85.77     49.78     33.91
Mississippi                        3          277,620       0.10      7.255     698         92,540     97.83     53.31      0.00
Missouri                          68        8,572,301       3.15      6.930     681        126,063     86.63     40.55     28.37
Montana                            1           98,511       0.04      6.500     678         98,511     91.30      0.00      0.00
Nebraska                           1          109,250       0.04      8.400     682        109,250     95.00    100.00      0.00
Nevada                            50       10,824,656       3.98      6.516     681        216,493     81.54     43.14     54.42
New Hampshire                      3          599,716       0.22      6.870     689        199,905     93.58    100.00      0.00
New Jersey                        17        4,240,928       1.56      6.303     678        249,466     76.37     28.89     12.40
New Mexico                         3          589,306       0.22      7.333     641        196,435     85.71     91.61      0.00
New York                          24        7,367,698       2.71      6.041     711        306,987     83.53     34.85     14.25
North Carolina                     7          904,982       0.33      6.525     702        129,283     81.35     48.90     32.63
North Dakota                       6          528,487       0.19      6.810     681         88,081     80.00     53.65     31.86
Ohio                              69        8,986,668       3.31      7.123     687        130,242     86.65     43.29     22.24
Oklahoma                          21        1,669,596       0.61      7.155     678         79,505     80.43     26.18      6.47
Oregon                             8        1,368,083       0.50      6.402     666        171,010     75.56     46.10     49.33
Pennsylvania                      25        3,002,493       1.10      6.732     695        120,100     87.22     63.46     20.57
Rhode Island                      11        2,601,888       0.96      6.441     664        236,535     72.23     35.95      0.00
South Carolina                     5          710,355       0.26      7.257     685        142,071     90.90     30.72     21.17
South Dakota                       4          633,327       0.23      7.280     680        158,332     84.51     19.42      0.00
Tennessee                         27        3,149,461       1.16      6.916     703        116,647     89.15     49.99     23.47
Texas                            200       21,441,005       7.89      7.359     676        107,205     82.77     29.60     12.43
Utah                              12        2,347,193       0.86      6.994     696        195,599     87.06     20.84     63.76
Virginia                          23        3,807,839       1.40      6.610     689        165,558     85.80     48.82     29.88
Washington                        49        9,008,968       3.31      6.792     689        183,856     82.47     37.16     38.41
West Virginia                      2          255,945       0.09      7.305     667        127,973     90.41    100.00     64.47
Wisconsin                         22        2,796,616       1.03      7.748     687        127,119     90.31     50.89     11.62
Wyoming                            4          327,495       0.12      7.284     689         81,874     89.14      0.00      0.00
TOTAL:                         1,570     $271,866,664    100.00%     6.705%     686       $173,163    83.53%    43.38%    31.97%

(1) No more than approximately 0.46% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

--------------------------------------------------------------------------------
(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------
                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                            NUMBER       AGGREGATE                            WEIGHTED     AVERAGE    WEIGHTED
                              OF         PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL          MORTGAGE       BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL   FULL    PERCENT
LOAN-TO-VALUE RATIOS         LOANS      OUTSTANDING       POOL      COUPON      SCORE    OUTSTANDING    LTV       DOC       IO
--------------------       ---------    -------------  ----------   --------  --------   -----------  --------  -------  -------
50.00% or less                    24       $4,100,267      1.51%     6.279%     678       $170,844    40.50%    28.78%    12.30%
50.01% to 55.00%                  15        2,528,703       0.93      6.612     666        168,580     53.15     28.02      0.00
55.01% to 60.00%                  18        2,772,283       1.02      6.550     663        154,016     58.11     30.65      4.51
60.01% to 65.00%                  20        3,849,275       1.42      5.991     700        192,464     62.74     53.85     20.07
65.01% to 70.00%                  24        5,131,689       1.89      6.090     668        213,820     68.10     45.45     29.86
70.01% to 75.00%                  68       11,942,365       4.39      6.161     662        175,623     73.63     51.22     27.03
75.01% to 80.00%                 791      124,520,660      45.80      6.712     675        157,422     79.83     34.72     37.85
80.01% to 85.00%                  75       16,299,003       6.00      6.272     696        217,320     84.16     52.46     32.26
85.01% to 90.00%                 198       43,120,417      15.86      6.486     700        217,780     89.56     48.98     32.02
90.01% to 95.00%                 165       29,477,011      10.84      7.071     700        178,649     94.78     48.57     29.18
95.01% to 100.00%                172       28,124,992      10.35      7.404     708        163,517     99.93     62.05     21.18
TOTAL:                         1,570     $271,866,664    100.00%     6.705%     686       $173,163    83.53%    43.38%    31.97%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 22.73% to 100.00%.

LOAN PURPOSE

                            NUMBER       AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                              OF         PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                           MORTGAGE       BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE                 LOANS      OUTSTANDING       POOL      COUPON      SCORE    OUTSTANDING    LTV       DOC       IO
---------------------      ---------    -------------  ----------   --------   --------  -----------  --------  -------  -------
Purchase                         913     $144,454,000     53.13%     6.916%     691       $158,219    85.48%    37.90%    33.05%
Refinance - Cashout              575      113,296,098      41.67      6.469     679        197,037     81.19     50.09     30.52
Refinance - Rate/Term             82       14,116,566       5.19      6.445     684        172,153     82.49     45.52     32.57
TOTAL:                         1,570     $271,866,664    100.00%     6.705%     686       $173,163    83.53%    43.38%    31.97%

PROPERTY TYPE

                            NUMBER       AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                              OF         PRINCIPAL     PERCENT OF    WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                           MORTGAGE       BALANCE       MORTGAGE     AVERAGE   CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE                LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
------------------------   ---------    -------------  ----------    -------   --------  -----------  --------  -------  -------
Single Family                  1,119     $188,888,123     69.48%     6.714%     685       $168,801    83.46%    43.42%    31.17%
Planned Unit Development         231       43,358,706      15.95      6.642     685        187,700     83.99     43.39     40.51
Two- to Four-Family              110       24,085,519       8.86      6.769     693        218,959     83.46     37.45     22.00
Condominium                       86       12,939,940       4.76      6.717     686        150,464     84.27     49.76     37.45
Townhouse                         15        1,925,258       0.71      6.159     684        128,351     81.26     56.55     16.95
Manufactured Housing               5          383,408       0.14      7.771     658         76,682     61.62    100.00      0.00
Rowhouse                           4          285,711       0.11      6.535     665         71,428     82.52     60.31      0.00
TOTAL:                         1,570     $271,866,664    100.00%     6.705%     686       $173,163    83.53%    43.38%    31.97%




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

--------------------------------------------------------------------------------
(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------
                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

DOCUMENTATION

                            NUMBER       AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                              OF         PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                           MORTGAGE       BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL    PERCENT
DOCUMENTATION                LOANS      OUTSTANDING       POOL      COUPON      SCORE   OUTSTANDING    LTV       DOC        IO
--------------------       ---------    -------------  ----------   --------  --------  -----------  --------  -------   -------
Stated Documentation             885     $153,165,477     56.34%     6.909%     686       $173,068    82.38%     0.00%    33.89%
Full Documentation               679      117,927,007      43.38      6.436     686        173,677     85.04    100.00     29.69
No Documentation                   6          774,180       0.28      7.282     709        129,030     83.35      0.00      0.00
TOTAL:                         1,570     $271,866,664    100.00%     6.705%     686       $173,163    83.53%    43.38%    31.97%

OCCUPANCY

                            NUMBER       AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                              OF         PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                           MORTGAGE       BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL    PERCENT
OCCUPANCY                    LOANS      OUTSTANDING       POOL      COUPON      SCORE   OUTSTANDING    LTV       DOC        IO
---------                  ---------    -------------  ----------   --------  --------  -----------  --------  -------   -------
Primary                        1,353     $243,320,651     89.50%     6.644%     684       $179,838    83.21%    41.31%    35.55%
Investment                       202       25,709,259       9.46      7.295     701        127,274     86.60     61.53      1.61
Second Home                       15        2,836,755       1.04      6.556     699        189,117     83.27     55.84      0.00
TOTAL:                         1,570     $271,866,664    100.00%     6.705%     686       $173,163    83.53%    43.38%    31.97%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                            NUMBER       AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                              OF         PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOANS AGE         MORTGAGE       BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL    PERCENT
(MONTHS)                     LOANS      OUTSTANDING       POOL      COUPON      SCORE   OUTSTANDING    LTV       DOC        IO
---------                  ---------    -------------  ----------   --------  --------  -----------  --------  -------   -------
2                                 33       $4,666,137      1.72%     7.239%     686       $141,398    83.02%    40.69%    18.72%
3                                526       86,806,381      31.93      6.820     688        165,031     84.17     41.78     31.94
4                                629      111,465,911      41.00      6.684     683        177,211     82.80     41.59     37.43
5                                269       50,461,368      18.56      6.540     688        187,589     84.56     50.31     25.27
6                                 92       15,358,469       5.65      6.497     686        166,940     82.46     45.44     22.87
7                                 14        1,947,578       0.72      7.132     669        139,113     82.49     30.12     17.00
8                                  2          448,817       0.17      7.262     626        224,409     82.44    100.00      0.00
11                                 4          497,868       0.18      6.763     693        124,467     74.46      0.00      0.00
13                                 1          214,135       0.08      7.375     772        214,135     90.00      0.00      0.00
TOTAL:                         1,570     $271,866,664    100.00%     6.705%     686       $173,163    83.53%    43.38%    31.97%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

--------------------------------------------------------------------------------
(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------
                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

ORIGINAL PREPAYMENT PENALTY TERM

                            NUMBER        AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                              OF          PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE  PERCENT
ORIGINAL PREPAYMENT        MORTGAGE        BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PENALTY TERM                 LOANS       OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
-------------------        ---------     ------------  ----------   --------   --------  -----------  --------  -------  -------
None                             259      $44,220,056     16.27%     7.157%     688       $170,734    84.93%    38.93%    23.18%
12 Months                         96       15,924,837       5.86      6.710     680        165,884     81.02     49.15     31.32
13 Months                          1          328,500       0.12      5.750     730        328,500     90.00      0.00    100.00
24 Months                        690      120,160,161      44.20      6.673     683        174,145     83.74     38.02     39.92
36 Months                        466       80,044,828      29.44      6.567     689        171,770     83.75     52.12     27.51
60 Months                         58       11,188,283       4.12      6.263     687        192,901     77.71     48.99     12.24
TOTAL:                         1,570     $271,866,664    100.00%     6.705%     686       $173,163    83.53%    43.38%    31.97%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 29 months.




CREDIT SCORES

                            NUMBER        AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                              OF          PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                           MORTGAGE        BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF CREDIT SCORES       LOANS       OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
----------------------     ---------     ------------  ----------   --------   --------  -----------  --------  -------  -------
620 to 625                        66      $10,926,660      4.02%     6.565%     622       $165,555    76.74%    63.79%    33.91%
626 to 650                       283       43,069,041      15.84      6.770     638        152,187     76.50     45.00     31.36
651 to 675                       433       70,229,552      25.83      6.815     665        162,193     83.36     39.38     27.09
676 to 700                       339       63,409,968      23.32      6.756     687        187,050     86.12     41.18     37.44
701 to 725                       209       38,349,731      14.11      6.605     712        183,492     86.21     46.79     27.77
726 to 750                       125       22,852,708       8.41      6.568     737        182,822     86.74     34.17     41.31
751 to 775                        76       16,061,497       5.91      6.450     763        211,335     85.36     51.23     34.85
776 to 800                        32        5,956,048       2.19      6.460     784        186,127     86.32     52.97     18.10
801 to 814                         7        1,011,459       0.37      6.924     807        144,494     87.13     66.42     17.79
TOTAL:                         1,570     $271,866,664    100.00%     6.705%     686       $173,163    83.53%    43.38%    31.97%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 620 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 686.




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

--------------------------------------------------------------------------------
(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------
                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

CREDIT GRADE

                             NUMBER       AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                               OF         PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                            MORTGAGE       BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL    PERCENT
CREDIT GRADE                  LOANS      OUTSTANDING      POOL      COUPON      SCORE   OUTSTANDING    LTV       DOC        IO
------------                --------     ------------  ----------  --------   --------  -----------  --------  -------   -------
PA1                              123      $22,552,188      8.30%     6.395%     752       $183,351    77.13%    26.99%    44.61%
PA2                              187       32,097,369      11.81      6.486     696        171,644     76.66     32.13     34.76
PA3                              627       95,560,428      35.15      6.725     648        152,409     76.77     41.11     32.12
SA1                              418       82,603,281      30.38      6.739     716        197,616     92.33     51.56     30.31
SA2                              215       39,053,398      14.36      6.942     669        181,644     90.83     50.32     25.53
TOTAL:                         1,570     $271,866,664    100.00%     6.705%     686       $173,163    83.53%    43.38%    31.97%

GROSS MARGINS

                             NUMBER       AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                               OF         PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                            MORTGAGE       BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL    PERCENT
RANGE OF GROSS MARGINS        LOANS      OUTSTANDING      POOL      COUPON      SCORE   OUTSTANDING    LTV       DOC        IO
------------                --------     ------------  ----------  --------   --------  -----------  --------  -------   -------
3.001% to 3.500%                   7       $1,958,888      0.91%     5.271%     734       $279,841    83.66%    84.48%    62.51%
3.501% to 4.000%                  14        4,263,677       1.97      5.634     690        304,548     84.18     83.60     51.89
4.001% to 4.500%                  38        8,722,177       4.03      5.596     684        229,531     82.63     69.55     46.60
4.501% to 5.000%                 118       25,270,913      11.68      6.004     688        214,160     82.69     59.20     44.48
5.001% to 5.500%                 275       51,433,008      23.76      6.395     687        187,029     82.67     40.62     45.31
5.501% to 6.000%                 289       53,998,745      24.95      6.652     682        186,847     82.54     32.91     41.42
6.001% to 6.500%                 230       36,911,358      17.05      7.039     680        160,484     84.87     35.00     31.66
6.501% to 7.000%                 134       19,016,860       8.79      7.628     685        141,917     88.51     24.44     29.51
7.001% to 7.500%                  67        9,241,350       4.27      8.037     690        137,931     93.90     37.15     16.16
7.501% to 8.000%                  33        4,021,691       1.86      8.387     689        121,869     94.24     29.96      1.54
8.001% to 8.500%                  13        1,462,419       0.68      8.994     681        112,494     97.98     16.78     20.51
8.501% to 9.000%                   2          146,889       0.07      9.561     657         73,444     90.21     48.96      0.00
TOTAL:                         1,220     $216,447,975    100.00%     6.701%     685       $177,416    84.37%    40.39%    38.61%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.020% per annum to 8.790% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.718% per annum.




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

--------------------------------------------------------------------------------
(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------
                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATES

                            NUMBER        AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                              OF          PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM           MORTGAGE        BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL    PERCENT
MORTGAGE RATES               LOANS       OUTSTANDING      POOL       COUPON     SCORE   OUTSTANDING    LTV       DOC        IO
------------------         ---------     -----------   ---------    --------  --------  -----------  --------  -------   -------
11.500% or less                   36       $9,174,694      4.24%     5.174%     703       $254,853    78.61%    68.23%    25.31%
11.501% to 12.000%               127       30,596,969      14.14      5.783     699        240,921     82.91     54.32     50.55
12.001% to 12.500%               135       32,002,705      14.79      6.183     684        237,057     82.41     49.48     41.57
12.501% to 13.000%               146       30,653,070      14.16      6.406     674        209,953     83.98     51.36     44.52
13.001% to 13.500%               123       22,005,836      10.17      6.668     683        178,909     86.92     48.62     36.62
13.501% to 14.000%               235       37,652,379      17.40      6.923     682        160,223     83.98     30.57     38.31
14.001% to 14.500%               156       24,080,435      11.13      7.347     679        154,362     84.94     19.04     40.43
14.501% to 15.000%               132       15,744,631       7.27      7.794     688        119,278     86.08     18.06     23.72
15.001% to 15.500%                69        8,586,262       3.97      8.309     684        124,439     88.78     19.53     29.40
15.501% to 16.000%                37        3,933,105       1.82      8.743     693        106,300     92.57     25.39      7.38
16.001% to 16.500%                16        1,434,438       0.66      9.282     700         89,652     92.13     46.08      4.32
16.501% to 17.000%                 5          384,336       0.18      9.675     705         76,867    100.00      0.00      0.00
17.001% to 17.500%                 3          199,118       0.09     10.117     675         66,373     94.94      0.00      0.00
TOTAL:                         1,220     $216,447,975    100.00%     6.701%     685       $177,416    84.37%    40.39%    38.61%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.500% per annum to 17.150% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.238% per annum.




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------
                              TOTAL MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE

                            NUMBER      AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                              OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                           MORTGAGE      BALANCE      MORTGAGE    AVERAGE      CREDIT      BALANCE     ORIGINAL    FULL      PERCENT
NEXT RATE ADJUSTMENT DATE    LOANS     OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV       DOC         IO
-------------------------    -----     -----------      ----       ------      -----     -----------      ---       ---         --
June 2005                        7    $  1,608,806       0.74%      6.031%        727      $229,829       91.19%    36.05%     0.00%
July 2005                        9       1,549,528       0.72       6.212         680       172,170       85.61     19.92      0.00
August 2005                     11       2,937,300       1.36       5.612         696       267,027       82.23     24.28      0.00
September 2005                   1         135,000       0.06       5.650         751       135,000       90.00    100.00      0.00
November 2005                    1         192,767       0.09       6.300         751       192,767       90.00      0.00      0.00
September 2006                   1          54,700       0.03       7.350         664        54,700      100.00    100.00      0.00
October 2006                    12       1,772,094       0.82       7.224         669       147,674       82.59     33.10     18.69
November 2006                   38       6,998,561       3.23       6.362         686       184,173       83.37     32.63     12.98
December 2006                  133      24,313,998      11.23       6.466         682       182,812       85.19     50.72     22.81
January 2007                   425      75,697,234      34.97       6.762         681       178,111       83.70     37.07     46.71
February 2007                  349      56,349,618      26.03       7.032         686       161,460       84.66     33.71     35.86
March 2007                      26       3,612,293       1.67       7.329         685       138,934       83.24     39.62     20.27
November 2007                   21       4,317,740       1.99       6.318         685       205,607       82.93     45.15     60.30
December 2007                   60      13,264,737       6.13       6.478         690       221,079       85.30     38.66     48.30
January 2008                    45       7,708,500       3.56       6.418         685       171,300       81.06     50.15     46.79
February 2008                   64      12,171,028       5.62       6.242         698       190,172       87.82     71.01     47.95
March 2008                       1         333,900       0.15       6.850         682       333,900       90.00      0.00      0.00
November 2009                    1          86,828       0.04       7.600         670        86,828       95.00      0.00      0.00
December 2009                    6       1,402,859       0.65       6.008         706       233,810       82.50     90.20     18.78
January 2010                     5       1,245,993       0.58       6.616         691       249,199       83.65     56.69     86.22
February 2010                    3         553,200       0.26       6.928         658       184,400       80.00     45.99    100.00
March 2010                       1         141,294       0.07       6.900         635       141,294       80.00    100.00    100.00
TOTAL:                       1,220    $216,447,975     100.00%      6.701%        685      $177,416       84.37%    40.39%    38.61%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------

                              ASSUMED MORTGAGE POOL

                            FIXED RATE MORTGAGE LOANS

                                                                                                                          ORIGINAL
                                                                  ORIGINAL       REMAINING      ORIGINAL    REMAINING     MONTHS TO
                               NET      ORIGINAL    REMAINING   AMORTIZATION   AMORTIZATION        IO           IO       PREPAYMENT
    CURRENT     MORTGAGE    MORTGAGE      TERM         TERM         TERM           TERM           TERM         TERM        PENALTY
  BALANCE ($)    RATE(%)     RATE(%)    (MONTHS)     (MONTHS)     (MONTHS)       (MONTHS)       (MONTHS)     (MONTHS)    EXPIRATION
  -----------    -------     -------    --------     --------     --------       --------       --------     --------    ----------
 1,050,182.66     7.653       7.153       180          176          360             356             0           0            36
   865,228.75     7.253       6.753       180          175          180             175             0           0             0
    81,690.48     8.650       8.150       180          176          180             176             0           0            12
   161,998.35     7.646       7.146       180          176          180             176             0           0            24
 1,169,069.40     6.817       6.317       180          176          180             176             0           0            36
   620,874.64     6.326       5.826       180          176          180             176             0           0            60
    29,528.41     7.350       6.850       240          234          240             234             0           0             0
   332,860.99     6.301       5.801       240          237          240             237             0           0            60
 4,681,357.44     7.136       6.636       360          355          360             355             0           0             0
 1,017,873.11     7.184       6.684       360          354          360             354             0           0            12
   673,130.88     6.837       6.337       360          357          360             357             0           0            24
32,936,806.33     6.732       6.232       360          356          360             356             0           0            36
 8,091,880.88     6.335       5.835       360          356          360             356             0           0            60
   203,551.73     7.187       6.687       360          356          300             300            60           56           12
 1,762,030.52     6.321       5.821       360          356          300             300            60           56           36
 1,360,114.03     6.203       5.703       360          356          300             300            60           56           60

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------

                         ADJUSTABLE RATE MORTGAGE LOANS

                                                                   ORIG      REM     ORIG     REM                INITIAL
                                  NET      ORIGINAL    REMAINING   AMORT    AMORT     IO       IO      GROSS      RATE
    CURRENT        MORTGAGE    MORTGAGE      TERM        TERM      TERM     TERM     TERM    TERM     MARGIN     CHANGE
   BALANCE ($)       RATE(%)     RATE(%)     (MOS)       (MOS)     (MOS)    (MOS)    (MOS)   (MOS)      (%)       CAP(%)
   -----------       -------     -------     -----       -----     -----    -----    -----   -----      ---       ------
 1,162,082.36        6.201       5.701        360         355       360      355       0       0       5.799      2.000
 2,394,856.29        6.268       5.768        360         355       360      355       0       0       6.102      2.000
    78,544.44        6.100       5.600        360         354       360      354       0       0       5.850      2.000
23,506,614.25        7.240       6.740        360         356       360      356       0       0       5.886      2.983
 6,785,914.15        6.947       6.447        360         356       360      356       0       0       5.904      3.000
63,942,991.84        6.831       6.331        360         356       360      356       0       0       5.854      2.995
 6,899,978.06        7.100       6.600        360         356       360      356       0       0       5.882      3.000
   329,108.82        6.145       5.645        360         356       360      356       0       0       5.636      2.854
   200,629.78        5.405       4.905        360         355       360      355       0       0       5.155      2.000
   907,851.17        6.628       6.128        360         356       360      356       0       0       6.260      2.000
 3,222,495.05        7.364       6.864        360         356       360      356       0       0       6.129      3.000
   996,577.11        7.088       6.588        360         355       360      355       0       0       6.170      3.000
   808,706.09        6.679       6.179        360         355       360      355       0       0       5.946      3.000
12,865,519.69        6.341       5.841        360         356       360      356       0       0       5.635      3.000
    98,912.31        5.990       5.490        360         355       360      355       0       0       5.740      3.000
    70,612.98        7.850       7.350        360         355       360      355       0       0       6.540      3.000
   397,859.56        5.250       4.750        360         355       360      355       0       0       5.000      5.000
   919,843.60        6.449       5.949        360         355       360      355       0       0       5.056      4.207
 1,581,934.83        5.440       4.940        360         357       360      357       0       0       5.300      1.408
 3,718,445.39        6.085       5.585        360         356       360      356       0       0       5.978      1.201
   801,205.48        6.299       5.799        360         356       360      356       0       0       6.306      1.000
   277,711.30        4.500       4.000        360         357       360      357       0       0       4.250      2.000
   452,869.06        6.750       6.250        360         356       240      240      120     116      5.750      2.000
 2,812,853.14        6.353       5.853        360         356       240      240      120     116      5.438      2.000
 6,241,581.87        7.095       6.595        360         356       336      336      24       20      5.513      3.000
 3,080,890.14        6.705       6.205        360         356       336      336      24       20      5.079      3.000
25,100,323.67        6.747       6.247        360         356       336      336      24       20      5.184      3.000
 2,030,056.73        6.978       6.478        360         356       336      336      24       20      5.425      3.000
   352,616.90        7.235       6.735        360         355       336      336      24       19      6.252      3.000
    91,367.65        6.700       6.200        360         356       324      324      36       32      5.070      3.000
   510,709.18        6.642       6.142        360         356       324      324      36       32      5.066      3.000
   416,067.64        6.725       6.225        360         356       324      324      36       32      5.568      3.000
 1,123,776.52        7.024       6.524        360         356       324      324      36       32      5.757      3.000
 1,731,379.98        7.268       6.768        360         356       300      300      60       56      6.744      3.000
   790,931.83        6.397       5.897        360         356       300      300      60       56      6.147      3.000
   326,244.49        5.750       5.250        360         356       300      300      60       56      4.750      3.000
18,684,256.22        6.262       5.762        360         356       300      300      60       56      5.825      3.000
   794,780.12        6.111       5.611        360         356       300      300      60       56      5.111      3.000
 1,438,227.27        6.585       6.085        360         354       300      300      60       54      6.085      3.000
   462,204.52        6.974       6.474        360         357       300      300      60       57      6.724      3.000
   526,857.53        5.912       5.412        360         357       300      300      60       57      5.662      3.000
14,007,126.81        5.990       5.490        360         356       300      300      60       56      5.585      3.000
   222,461.99        7.350       6.850        360         356       300      300      60       56      5.720      3.000
 1,795,843.59        6.558       6.058        360         356       300      300      60       56      5.100      3.099

                                                                         NUMBER OF                       ORIGINAL
                                                           RATE           MONTHS                        MONTHS TO
                                                          CHANGE        UNTIL NEXT                        PREPAY
    CURRENT          PERIODIC    MAXIMUM      MINIMUM    FREQUENCY   RATE ADJUSTMENT                      PENALTY
   BALANCE ($)         CAP(%)     RATE(%)      RATE(%)    (MOS)           DATE            INDEX         EXPIRATION
   -----------         ------     -------      -------    -----           ----            -----         ----------
 1,162,082.36          2.000      12.201       6.201        12              19         1 Year LIBOR          0
 2,394,856.29          2.000      12.268       6.268        12              19         1 Year LIBOR          24
    78,544.44          2.000      12.100       6.100        12              18         1 Year LIBOR          36
23,506,614.25          1.019      14.000       7.119         6              20         6 Month LIBOR         0
 6,785,914.15          1.000      13.521       6.872         6              20         6 Month LIBOR         12
63,942,991.84          1.028      13.340       6.742         6              20         6 Month LIBOR         24
 6,899,978.06          1.168      13.935       6.977         6              20         6 Month LIBOR         36
   329,108.82          1.000      12.292       6.145         6              20         6 Month LIBOR         60
   200,629.78          2.000      11.405       5.405        12              31         1 Year LIBOR          0
   907,851.17          2.000      12.628       6.628        12              32         1 Year LIBOR          36
 3,222,495.05          1.162      13.929       7.040         6              32         6 Month LIBOR         0
   996,577.11          1.000      13.597       7.068         6              31         6 Month LIBOR         12
   808,706.09          1.000      12.679       6.679         6              31         6 Month LIBOR         24
12,865,519.69          1.045      12.568       6.271         6              32         6 Month LIBOR         36
    98,912.31          1.000      11.990       5.990         6              31         6 Month LIBOR         60
    70,612.98          1.000      14.850       7.850         6              55         6 Month LIBOR         0
   397,859.56          1.000      11.250       5.250         6              55         6 Month LIBOR         12
   919,843.60          1.000      12.551       5.692         6              55         6 Month LIBOR         36
 1,581,934.83          1.000      12.033       5.440         6              3          6 Month LIBOR         12
 3,718,445.39          1.000      12.883       6.062         6              2          6 Month LIBOR         24
   801,205.48          1.000      13.299       6.290         6              2          6 Month LIBOR         36
   277,711.30          1.000      10.500       4.500         6              3          6 Month LIBOR         60
   452,869.06          1.000      13.750       6.750         6              20         6 Month LIBOR         0
 2,812,853.14          1.000      13.353       6.353         6              20         6 Month LIBOR         24
 6,241,581.87          1.000      14.095       7.095         6              20         6 Month LIBOR         0
 3,080,890.14          1.000      13.705       6.705         6              20         6 Month LIBOR         12
25,100,323.67          1.000      13.723       6.747         6              20         6 Month LIBOR         24
 2,030,056.73          1.000      13.978       6.978         6              20         6 Month LIBOR         36
   352,616.90          1.000      13.235       7.235         6              31         6 Month LIBOR         36
    91,367.65          1.000      13.700       6.700         6              20         6 Month LIBOR         0
   510,709.18          1.000      13.642       6.642         6              20         6 Month LIBOR         24
   416,067.64          1.000      13.031       6.725         6              32         6 Month LIBOR         12
 1,123,776.52          1.124      13.882       6.777         6              32         6 Month LIBOR         36
 1,731,379.98          1.000      13.268       7.080         6              20         6 Month LIBOR         0
   790,931.83          1.000      12.397       6.397         6              20         6 Month LIBOR         12
   326,244.49          1.000      12.750       5.750         6              20         6 Month LIBOR         13
18,684,256.22          1.006      12.329       6.257         6              20         6 Month LIBOR         24
   794,780.12          1.336      13.197       6.111         6              20         6 Month LIBOR         36
 1,438,227.27          1.000      12.585       6.585         6              30         6 Month LIBOR         0
   462,204.52          1.000      12.974       6.974         6              33         6 Month LIBOR         12
   526,857.53          1.000      11.912       5.912         6              33         6 Month LIBOR         24
14,007,126.81          1.008      11.990       5.983         6              32         6 Month LIBOR         36
   222,461.99          1.000      14.350       7.350         6              56         6 Month LIBOR         0
 1,795,843.59          1.000      13.508       6.558         6              56         6 Month LIBOR         36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------

               ONE MONTH LIBOR CAP TABLE FOR OFFERED CERTIFICATES

PERIOD              BEGINNING        ENDING     NOTIONAL BALANCE      1ML STRIKE           1ML STRIKE
                     ACCRUAL         ACCRUAL           ($)           LOWER COLLAR (%)     UPPER COLLAR (%)
------             ----------       --------    ----------------     ----------------     ----------------
    1               05/10/05        06/25/05       268,515,000           3.849               9.280
    2               06/25/05        07/25/05       265,521,679           6.020               9.280
    3               07/25/05        08/25/05       261,943,771           5.838               9.280
    4               08/25/05        09/25/05       257,790,946           5.848               9.280
    5               09/25/05        10/25/05       253,071,656           6.051               9.280
    6               10/25/05        11/25/05       247,803,922           5.850               9.280
    7               11/25/05        12/25/05       242,014,795           6.053               9.280
    8               12/25/05        01/25/06       235,821,869           5.851               9.280
    9               01/25/06        02/25/06       229,265,806           5.868               9.280
   10               02/25/06        03/25/06       222,887,555           6.529               9.280
   11               03/25/06        04/25/06       216,689,071           5.877               9.280
   12               04/25/06        05/25/06       210,664,971           6.082               9.280
   13               05/25/06        06/25/06       204,810,279           5.879               9.280
   14               06/25/06        07/25/06       199,120,160           6.084               9.280
   15               07/25/06        08/25/06       193,589,920           5.897               9.280
   16               08/25/06        09/25/06       188,215,397           5.905               9.280
   17               09/25/06        10/25/06       182,991,920           6.111               9.280
   18               10/25/06        11/25/06       177,888,623           5.908               9.280
   19               11/25/06        12/25/06       172,804,975           6.114               9.280
   20               12/25/06        01/25/07       164,455,135           5.936               9.280
   21               01/25/07        02/25/07       156,500,500           7.637               9.280
   22               02/25/07        03/25/07       148,979,235           8.472               9.280
   23               03/25/07        04/25/07       141,870,668           7.617               9.280
   24               04/25/07        05/25/07       135,208,457           7.864               9.280
   25               05/25/07        06/25/07       130,878,061           7.598               9.280
   26               06/25/07        07/25/07       126,719,625           7.854               9.280
   27               07/25/07        08/25/07       122,698,009           8.159               9.280
   28               08/25/07        09/25/07       118,814,615           8.158               9.280
   29               09/25/07        10/25/07       115,058,588           8.430               9.280
   30               10/25/07        11/25/07       111,425,537           8.144               9.280
   31               11/25/07        12/25/07       107,911,302           8.430               9.280
   32               12/25/07        01/25/08       104,511,871           8.189               9.280
   33               01/25/08        02/25/08       101,224,011           9.050               9.280
   34               02/25/08        03/25/08        98,049,615           9.280               9.280
   35               03/25/08        04/25/08        94,978,359           9.043               9.280
   36               04/25/08        05/25/08        92,006,728           9.280               9.280
   37               05/25/08        06/25/08        89,131,372           9.026               9.280


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------

       HYPOTHETICAL AVAILABLE FUNDS CAP TABLE FOR THE OFFERED CERTIFICATES

 PERIOD     PAYMENT DATE     AVAILABLE FUNDS      AVAILABLE FUNDS
                             CAP (%) (1)(3)       CAP (%) (2)(3)
-------     ------------     ---------------      ---------------
   1          6/25/2005         4.069                4.069
   2          7/25/2005         6.240                9.500
   3          8/25/2005         6.058                9.500
   4          9/25/2005         6.068                9.500
   5         10/25/2005         6.271                9.500
   6         11/25/2005         6.070                9.500
   7         12/25/2005         6.273                9.500
   8          1/25/2006         6.071                9.500
   9          2/25/2006         6.088                9.500
   10         3/25/2006         6.749                9.500
   11         4/25/2006         6.097                9.500
   12         5/25/2006         6.302                9.500
   13         6/25/2006         6.099                9.500
   14         7/25/2006         6.304                9.500
   15         8/25/2006         6.117                9.500
   16         9/25/2006         6.124                9.500
   17        10/25/2006         6.329                9.500
   18        11/25/2006         6.126                9.500
   19        12/25/2006         6.332                9.500
   20         1/25/2007         6.154                9.500
   21         2/25/2007         7.445                9.500
   22         3/25/2007         8.232                9.500
   23         4/25/2007         7.426                9.500
   24         5/25/2007         7.663                9.500
   25         6/25/2007         7.412                9.500
   26         7/25/2007         7.656                9.500
   27         8/25/2007         7.411                9.500
   28         9/25/2007         7.408                9.500
   29        10/25/2007         7.652                9.500
   30        11/25/2007         7.402                9.500
   31        12/25/2007         7.659                9.500
   32         1/25/2008         7.445                9.500
   33         2/25/2008         7.727                9.500
   34         3/25/2008         8.266                9.914
   35         4/25/2008         7.729                9.500
   36         5/25/2008         7.982                9.561
   37         6/25/2008         7.720                9.500
   38         7/25/2008         7.961                9.535
   39         8/25/2008         7.699                9.855
   40         9/25/2008         7.695                9.845
   41        10/25/2008         7.947               10.158
   42        11/25/2008         7.687                9.816
   43        12/25/2008         7.939               10.134
   44         1/25/2009         7.679                9.821
   45         2/25/2009         7.679               10.193
   46         3/25/2009         8.497               11.270
   47         4/25/2009         7.671               10.164
   48         5/25/2009         7.923               10.486
   49         6/25/2009         7.663               10.136
   50         7/25/2009         7.915               10.464
   51         8/25/2009         7.656               10.217
   52         9/25/2009         7.653               10.203
   53        10/25/2009         7.905               10.527
   54        11/25/2009         7.646               10.171
   55        12/25/2009         7.898               10.493
   56         1/25/2010         7.649               10.158
   57         2/25/2010         7.658               10.171
   58         3/25/2010         8.475               11.243
   59         4/25/2010         7.653               10.139
   60         5/25/2010         7.905               10.461
   61         6/25/2010         7.648               10.108
   62         7/25/2010         7.901               10.433
   63         8/25/2010         7.644               10.087
   64         9/25/2010         7.642               10.072
   65        10/25/2010         7.896               10.393
   66        11/25/2010         7.640               10.043
   67        12/25/2010         7.893               10.363
   68         1/25/2011         7.638               10.017
   69         2/25/2011         7.637               10.008
   70         3/25/2011         8.455               11.066
   71         4/25/2011         7.637                9.981
   72         5/25/2011         7.891               10.300
   73         6/25/2011         7.637                9.955
   74         7/25/2011         7.892               10.274
   75         8/25/2011         7.639                9.936
   76         9/25/2011         7.640                9.924
   77        10/25/2011            --               10.243
   78        11/25/2011            --                   --

      1. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR remain constant at 3.04%, 3.39% and 3.69%, respectively.
      2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR start at 3.04%, 3.39% and 3.69% in month 1, respectively, and increase to 20.00% thereafter. The values indicated include proceeds from the Cap Contract, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.
      3. Calculated as (a) the Available Funds Cap plus (b) the result of the proceeds from the Cap Contract divided by the aggregate certificate principal balance of the classes of certificates for such Distribution Date, annualized based on the actual number of days in the accrual period.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------

                         DISCOUNT MARGIN TABLE (TO CALL)

                            0%                 80%               100%               150%              200%
                       PRICING SPEED      PRICING SPEED      PRICING SPEED     PRICING SPEED      PRICING SPEED
                          TO CALL            TO CALL            TO CALL           TO CALL            TO CALL
                       -------------      -------------      -------------     -------------      ---------------
                        DISC MARGIN        DISC MARGIN        DISC MARGIN       DISC MARGIN        DISC MARGIN
                       =============      =============      =============     =============      ===============
CLASS A-1A

         100.00000%                 10                 10                 10                10                 10


          WAL (YRS)              13.37               1.17               1.00              0.72               0.58
   PRINCIPAL WINDOW      Jun05 - Feb26      Jun05 - Jun07      Jun05 - Feb07     Jun05 - Aug06      Jun05 - Apr06
CLASS A-1B

         100.00000%                 22                 22                 22                22                 22


          WAL (YRS)              24.77               3.94               3.00              1.78               1.39
   PRINCIPAL WINDOW      Feb26 - Sep33      Jun07 - Nov12      Feb07 - Mar11     Aug06 - Oct07      Apr06 - Feb07
CLASS A-1C

         100.00000%                 32                 32                 32                32                 32


          WAL (YRS)              28.60               8.08               6.34              2.84               1.86
   PRINCIPAL WINDOW      Sep33 - Dec33      Nov12 - Jun13      Mar11 - Sep11     Oct07 - Apr09      Feb07 - Apr07
CLASS M-1

         100.00000%                 43                 43                 43                43                 43


          WAL (YRS)              26.37               5.39               4.59              3.96               2.09
   PRINCIPAL WINDOW      Oct27 - Dec33      Aug08 - Jun13      Nov08 - Sep11     Apr09 - Apr09      Apr07 - Jul07
 CLASS M-2

         100.00000%                 46                 46                 46                46                 46


          WAL (YRS)              26.37               5.38               4.50              3.96               2.42
   PRINCIPAL WINDOW      Oct27 - Dec33      Jul08 - Jun13      Sep08 - Sep11     Apr09 - Apr09      Jul07 - Nov07
 CLASS M-3

         100.00000%                 65                 65                 65                65                 65


          WAL (YRS)              26.37               5.37               4.45              3.87               2.54
   PRINCIPAL WINDOW      Oct27 - Dec33      Jun08 - Jun13      Aug08 - Sep11     Jan09 - Apr09      Nov07 - Nov07
 CLASS M-4

         100.00000%                 70                 70                 70                70                 70


          WAL (YRS)              26.37               5.36               4.42              3.66               2.54
   PRINCIPAL WINDOW      Oct27 - Dec33      Jun08 - Jun13      Jul08 - Sep11     Oct08 - Apr09      Nov07 - Nov07


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------

                         DISCOUNT MARGIN TABLE (TO CALL)

                            0%                 80%               100%               150%              200%
                       PRICING SPEED      PRICING SPEED      PRICING SPEED     PRICING SPEED      PRICING SPEED
                          TO CALL            TO CALL            TO CALL           TO CALL            TO CALL
                       -------------      -------------      -------------     -------------      ---------------
                        DISC MARGIN        DISC MARGIN        DISC MARGIN       DISC MARGIN        DISC MARGIN
                       =============      =============      =============     =============      ===============
 CLASS B-1

         100.00000%                130                130                130               130                130


          WAL (YRS)              26.37               5.36               4.40              3.53               2.54
   PRINCIPAL WINDOW      Oct27 - Dec33      Jun08 - Jun13      Jun08 - Sep11     Aug08 - Apr09      Nov07 - Nov07
 CLASS B-2

         100.00000%                175                175                175               175                175


          WAL (YRS)              26.32               5.22               4.27              3.35               2.54
   PRINCIPAL WINDOW      Oct27 - Dec33      Jun08 - Jun13      Jun08 - Sep11     Jul08 - Apr09      Nov07 - Nov07
 CLASS B-3

          92.32922%                415                565                600               629                688


          WAL (YRS)              25.50               4.26               3.57              3.15               2.54
   PRINCIPAL WINDOW      Oct27 - Mar33      Jun08 - Oct11      Jun08 - May10     Jun08 - Jul08      Nov07 - Nov07


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                            0%              80%              100%             150%              200%
                      PRICING SPEED    PRICING SPEED    PRICING SPEED     PRICING SPEED    PRICING SPEED
                       TO MATURITY      TO MATURITY      TO MATURITY       TO MATURITY      TO MATURITY
                      -------------    -------------    -------------     -------------    --------------
                       DISC MARGIN      DISC MARGIN      DISC MARGIN       DISC MARGIN      DISC MARGIN
                      =============    =============    =============     =============    ==============
CLASS A-1A

          100.00000%              10               10                10               10                10


           WAL (YRS)           13.37             1.17              1.00             0.72              0.58
    PRINCIPAL WINDOW   Jun05 - Feb26    Jun05 - Jun07     Jun05 - Feb07    Jun05 - Aug06     Jun05 - Apr06
CLASS A-1B

          100.00000%              22               22                22               22                22


           WAL (YRS)           24.77             3.94              3.00             1.78              1.39
    PRINCIPAL WINDOW   Feb26 - Sep33    Jun07 - Nov12     Feb07 - Mar11    Aug06 - Oct07     Apr06 - Feb07
CLASS A-1C

          100.00000%              32               39                39               35                32


           WAL (YRS)           29.07            10.91              8.66             3.25              1.86
    PRINCIPAL WINDOW   Sep33 - Jan35    Nov12 - Aug24     Mar11 - Jan21    Oct07 - Aug15     Feb07 - Apr07
CLASS M-1

          100.00000%              43               45                45               51                43


           WAL (YRS)           26.48             6.00              5.09             6.53              2.09
    PRINCIPAL WINDOW   Oct27 - Nov34    Aug08 - Mar20     Nov08 - Apr17    Aug10 - Aug13     Apr07 - Jul07
 CLASS M-2

          100.00000%              46               48                48               50                46


           WAL (YRS)           26.48             5.94              4.96             4.78              2.45
    PRINCIPAL WINDOW   Oct27 - Nov34    Jul08 - Jun19     Sep08 - Aug16    May09 - Jun12     Jul07 - Jan08
 CLASS M-3

          100.00000%              65               67                67               67                73


           WAL (YRS)           26.47             5.85              4.84             4.12              3.54
    PRINCIPAL WINDOW   Oct27 - Oct34    Jun08 - Dec17     Aug08 - May15    Jan09 - Aug11     Jan08 - Aug12
 CLASS M-4

          100.00000%              70               72                72               72                87


           WAL (YRS)           26.46             5.75              4.73             3.85              5.22
    PRINCIPAL WINDOW   Oct27 - Aug34    Jun08 - Sep16     Jul08 - May14    Oct08 - Dec10     Nov09 - Jul11


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                           0%               80%              100%             150%              200%
                     PRICING SPEED     PRICING SPEED    PRICING SPEED     PRICING SPEED    PRICING SPEED
                      TO MATURITY       TO MATURITY      TO MATURITY       TO MATURITY      TO MATURITY
                     -------------     -------------    -------------     -------------    --------------
                      DISC MARGIN       DISC MARGIN      DISC MARGIN       DISC MARGIN      DISC MARGIN
                     =============     =============    =============     =============    ==============
 CLASS B-1

        100.00000%               130              132               132              132               153


         WAL (YRS)             26.43             5.59              4.59             3.63              4.08
  PRINCIPAL WINDOW     Oct27 - Jun34    Jun08 - Aug15     Jun08 - Jun13    Aug08 - May10     Jan09 - Nov09
 CLASS B-2

        100.00000%               175              175               175              175               198


         WAL (YRS)             26.32             5.24              4.28             3.35              3.51
  PRINCIPAL WINDOW     Oct27 - Jan34    Jun08 - Nov13     Jun08 - Jan12    Jul08 - Jun09     Aug08 - Jan09
 CLASS B-3

         92.32922%               415              565               600              629               655


         WAL (YRS)             25.50             4.26              3.57             3.15              3.21
  PRINCIPAL WINDOW     Oct27 - Mar33    Jun08 - Oct11     Jun08 - May10    Jun08 - Jul08     Jun08 - Aug08


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------

 TO MATURITY

       PERCENTAGE OF CLASS A-1A CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                  0% PRICING     80% PRICING     100% PRICING     150% PRICING     200% PRICING
Date                                 SPEED          SPEED            SPEED           SPEED            SPEED
------------------                ----------     -----------     ------------     ------------     ------------
Initial Percentage                   100            100               100             100              100
25-May-06                             98             55                44              17                0
25-May-07                             96              *                 0               0                0
25-May-08                             94              0                 0               0                0
25-May-09                             92              0                 0               0                0
25-May-10                             90              0                 0               0                0
25-May-11                             87              0                 0               0                0
25-May-12                             84              0                 0               0                0
25-May-13                             80              0                 0               0                0
25-May-14                             77              0                 0               0                0
25-May-15                             73              0                 0               0                0
25-May-16                             68              0                 0               0                0
25-May-17                             63              0                 0               0                0
25-May-18                             58              0                 0               0                0
25-May-19                             52              0                 0               0                0
25-May-20                             46              0                 0               0                0
25-May-21                             39              0                 0               0                0
25-May-22                             32              0                 0               0                0
25-May-23                             24              0                 0               0                0
25-May-24                             16              0                 0               0                0
25-May-25                              7              0                 0               0                0
25-May-26                              0              0                 0               0                0
25-May-27                              0              0                 0               0                0
25-May-28                              0              0                 0               0                0
25-May-29                              0              0                 0               0                0
25-May-30                              0              0                 0               0                0
25-May-31                              0              0                 0               0                0
25-May-32                              0              0                 0               0                0
25-May-33                              0              0                 0               0                0
25-May-34                              0              0                 0               0                0
25-May-35                              0              0                 0               0                0

  Average Life (years)               13.37          1.17              1.00            0.72             0.58

      *     Indicates a number greater than 0%, but less than 0.5%.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------

TO MATURITY

       PERCENTAGE OF CLASS A-1B CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                  0% PRICING     80% PRICING     100% PRICING     150% PRICING     200% PRICING
Date                                 SPEED          SPEED            SPEED           SPEED            SPEED
------------------                ----------     -----------     ------------     ------------     ------------
Initial Percentage                   100            100               100             100              100
25-May-06                            100            100               100             100               86
25-May-07                            100            100                75              17                0
25-May-08                            100             56                29               0                0
25-May-09                            100             41                23               0                0
25-May-10                            100             24                 8               0                0
25-May-11                            100             12                 0               0                0
25-May-12                            100              3                 0               0                0
25-May-13                            100              0                 0               0                0
25-May-14                            100              0                 0               0                0
25-May-15                            100              0                 0               0                0
25-May-16                            100              0                 0               0                0
25-May-17                            100              0                 0               0                0
25-May-18                            100              0                 0               0                0
25-May-19                            100              0                 0               0                0
25-May-20                            100              0                 0               0                0
25-May-21                            100              0                 0               0                0
25-May-22                            100              0                 0               0                0
25-May-23                            100              0                 0               0                0
25-May-24                            100              0                 0               0                0
25-May-25                            100              0                 0               0                0
25-May-26                             96              0                 0               0                0
25-May-27                             83              0                 0               0                0
25-May-28                             71              0                 0               0                0
25-May-29                             60              0                 0               0                0
25-May-30                             48              0                 0               0                0
25-May-31                             35              0                 0               0                0
25-May-32                             20              0                 0               0                0
25-May-33                              5              0                 0               0                0
25-May-34                              0              0                 0               0                0
25-May-35                              0              0                 0               0                0

  Average Life (years)               24.77           3.94              3.00            1.78             1.39


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

--------------------------------------------------------------------------------

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------

TO MATURITY

       PERCENTAGE OF CLASS A-1C CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                  0% PRICING       80% PRICING     100% PRICING     150% PRICING     200% PRICING
                                 -------------    -------------    -------------    -------------    -------------
Date                                 SPEED            SPEED            SPEED            SPEED            SPEED
----                                 -----            -----            -----            -----            -----
Initial Percentage                    100              100              100              100              100
25-May-06                             100              100              100              100              100
25-May-07                             100              100              100              100               0
25-May-08                             100              100              100               8                0
25-May-09                             100              100              100               8                0
25-May-10                             100              100              100               8                0
25-May-11                             100              100               94               8                0
25-May-12                             100              100               66               8                0
25-May-13                             100               85               47               8                0
25-May-14                             100               65               34               4                0
25-May-15                             100               49               24               1                0
25-May-16                             100               37               18               0                0
25-May-17                             100               29               13               0                0
25-May-18                             100               22               8                0                0
25-May-19                             100               17               4                0                0
25-May-20                             100               12               1                0                0
25-May-21                             100               8                0                0                0
25-May-22                             100               5                0                0                0
25-May-23                             100               2                0                0                0
25-May-24                             100               *                0                0                0
25-May-25                             100               0                0                0                0
25-May-26                             100               0                0                0                0
25-May-27                             100               0                0                0                0
25-May-28                             100               0                0                0                0
25-May-29                             100               0                0                0                0
25-May-30                             100               0                0                0                0
25-May-31                             100               0                0                0                0
25-May-32                             100               0                0                0                0
25-May-33                             100               0                0                0                0
25-May-34                              50               0                0                0                0
25-May-35                              0                0                0                0                0

 Average Life (years)               29.07            10.91             8.66             3.25             1.86


*Indicates a number greater than 0%, but less than 0.5%.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

--------------------------------------------------------------------------------

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                  0% PRICING       80% PRICING     100% PRICING     150% PRICING     200% PRICING
                                 -------------    -------------    -------------    -------------    -------------
Date                                 SPEED            SPEED            SPEED            SPEED            SPEED
----                                 -----            -----            -----            -----            -----
Initial Percentage                    100              100              100              100              100
25-May-06                             100              100              100              100              100
25-May-07                             100              100              100              100               53
25-May-08                             100              100              100              100               0
25-May-09                             100               64               46              100               0
25-May-10                             100               48               32              100               0
25-May-11                             100               36               22               61               0
25-May-12                             100               27               16               29               0
25-May-13                             100               20               11               5                0
25-May-14                             100               15               8                0                0
25-May-15                             100               12               6                0                0
25-May-16                             100               9                4                0                0
25-May-17                             100               7                0                0                0
25-May-18                             100               5                0                0                0
25-May-19                             100               4                0                0                0
25-May-20                             100               0                0                0                0
25-May-21                             100               0                0                0                0
25-May-22                             100               0                0                0                0
25-May-23                             100               0                0                0                0
25-May-24                             100               0                0                0                0
25-May-25                             100               0                0                0                0
25-May-26                             100               0                0                0                0
25-May-27                             100               0                0                0                0
25-May-28                              94               0                0                0                0
25-May-29                              83               0                0                0                0
25-May-30                              71               0                0                0                0
25-May-31                              58               0                0                0                0
25-May-32                              44               0                0                0                0
25-May-33                              29               0                0                0                0
25-May-34                              12               0                0                0                0
25-May-35                              0                0                0                0                0

 Average Life (years)                26.48             6.00             5.09             6.53             2.09


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

--------------------------------------------------------------------------------

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                  0% PRICING       80% PRICING     100% PRICING     150% PRICING     200% PRICING
                                 -------------    -------------    -------------    -------------    -------------
Date                                 SPEED            SPEED            SPEED            SPEED            SPEED
----                                 -----            -----            -----            -----            -----
Initial Percentage                    100              100              100              100              100
25-May-06                             100              100              100              100              100
25-May-07                             100              100              100              100              100
25-May-08                             100              100              100              100               0
25-May-09                             100               64               46               99               0
25-May-10                             100               48               32               22               0
25-May-11                             100               36               22               7                0
25-May-12                             100               27               16               *                0
25-May-13                             100               20               11               0                0
25-May-14                             100               15               8                0                0
25-May-15                             100               12               6                0                0
25-May-16                             100               9                1                0                0
25-May-17                             100               7                0                0                0
25-May-18                             100               4                0                0                0
25-May-19                             100               *                0                0                0
25-May-20                             100               0                0                0                0
25-May-21                             100               0                0                0                0
25-May-22                             100               0                0                0                0
25-May-23                             100               0                0                0                0
25-May-24                             100               0                0                0                0
25-May-25                             100               0                0                0                0
25-May-26                             100               0                0                0                0
25-May-27                             100               0                0                0                0
25-May-28                              94               0                0                0                0
25-May-29                              83               0                0                0                0
25-May-30                              71               0                0                0                0
25-May-31                              58               0                0                0                0
25-May-32                              44               0                0                0                0
25-May-33                              29               0                0                0                0
25-May-34                              12               0                0                0                0
25-May-35                              0                0                0                0                0

 Average Life (years)                26.48             5.94             4.96             4.78             2.45

*Indicates a number greater than 0%, but less than 0.5%.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

--------------------------------------------------------------------------------

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                  0% PRICING       80% PRICING     100% PRICING     150% PRICING     200% PRICING
                                 -------------    -------------    -------------    -------------    -------------
Date                                 SPEED            SPEED            SPEED            SPEED            SPEED
----                                 -----            -----            -----            -----            -----
Initial Percentage                    100              100              100              100              100
25-May-06                             100              100              100              100              100
25-May-07                             100              100              100              100              100
25-May-08                             100              100              100              100               17
25-May-09                             100               64               46               18               17
25-May-10                             100               48               32               11               17
25-May-11                             100               36               22               2                17
25-May-12                             100               27               16               0                3
25-May-13                             100               20               11               0                0
25-May-14                             100               15               8                0                0
25-May-15                             100               12               0                0                0
25-May-16                             100               9                0                0                0
25-May-17                             100               3                0                0                0
25-May-18                             100               0                0                0                0
25-May-19                             100               0                0                0                0
25-May-20                             100               0                0                0                0
25-May-21                             100               0                0                0                0
25-May-22                             100               0                0                0                0
25-May-23                             100               0                0                0                0
25-May-24                             100               0                0                0                0
25-May-25                             100               0                0                0                0
25-May-26                             100               0                0                0                0
25-May-27                             100               0                0                0                0
25-May-28                              94               0                0                0                0
25-May-29                              83               0                0                0                0
25-May-30                              71               0                0                0                0
25-May-31                              58               0                0                0                0
25-May-32                              44               0                0                0                0
25-May-33                              29               0                0                0                0
25-May-34                              12               0                0                0                0
25-May-35                              0                0                0                0                0

 Average Life (years)                26.47             5.85             4.84             4.12             3.54


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

--------------------------------------------------------------------------------

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS M-4 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                  0% PRICING       80% PRICING     100% PRICING     150% PRICING     200% PRICING
                                 -------------    -------------    -------------    -------------    -------------
Date                                 SPEED            SPEED            SPEED            SPEED            SPEED
----                                 -----            -----            -----            -----            -----
Initial Percentage                    100              100              100              100              100
25-May-06                             100              100              100              100              100
25-May-07                             100              100              100              100              100
25-May-08                             100              100              100              100              100
25-May-09                             100               64               46               18              100
25-May-10                             100               48               32               10               55
25-May-11                             100               36               22               0                3
25-May-12                             100               27               16               0                0
25-May-13                             100               20               11               0                0
25-May-14                             100               15               0                0                0
25-May-15                             100               12               0                0                0
25-May-16                             100               3                0                0                0
25-May-17                             100               0                0                0                0
25-May-18                             100               0                0                0                0
25-May-19                             100               0                0                0                0
25-May-20                             100               0                0                0                0
25-May-21                             100               0                0                0                0
25-May-22                             100               0                0                0                0
25-May-23                             100               0                0                0                0
25-May-24                             100               0                0                0                0
25-May-25                             100               0                0                0                0
25-May-26                             100               0                0                0                0
25-May-27                             100               0                0                0                0
25-May-28                              94               0                0                0                0
25-May-29                              83               0                0                0                0
25-May-30                              71               0                0                0                0
25-May-31                              58               0                0                0                0
25-May-32                              44               0                0                0                0
25-May-33                              29               0                0                0                0
25-May-34                              12               0                0                0                0
25-May-35                              0                0                0                0                0

 Average Life (years)                26.46             5.75             4.73             3.85             5.22


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

--------------------------------------------------------------------------------

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                  0% PRICING       80% PRICING     100% PRICING     150% PRICING     200% PRICING
                                 -------------    -------------    -------------    -------------    -------------
Date                                 SPEED            SPEED            SPEED            SPEED            SPEED
----                                 -----            -----            -----            -----            -----
Initial Percentage                    100              100              100              100              100
25-May-06                             100              100              100              100              100
25-May-07                             100              100              100              100              100
25-May-08                             100              100              100              100              100
25-May-09                             100               64               46               18               48
25-May-10                             100               48               32               0                0
25-May-11                             100               36               22               0                0
25-May-12                             100               27               13               0                0
25-May-13                             100               20               1                0                0
25-May-14                             100               12               0                0                0
25-May-15                             100               2                0                0                0
25-May-16                             100               0                0                0                0
25-May-17                             100               0                0                0                0
25-May-18                             100               0                0                0                0
25-May-19                             100               0                0                0                0
25-May-20                             100               0                0                0                0
25-May-21                             100               0                0                0                0
25-May-22                             100               0                0                0                0
25-May-23                             100               0                0                0                0
25-May-24                             100               0                0                0                0
25-May-25                             100               0                0                0                0
25-May-26                             100               0                0                0                0
25-May-27                             100               0                0                0                0
25-May-28                              94               0                0                0                0
25-May-29                              83               0                0                0                0
25-May-30                              71               0                0                0                0
25-May-31                              58               0                0                0                0
25-May-32                              44               0                0                0                0
25-May-33                              29               0                0                0                0
25-May-34                              2                0                0                0                0
25-May-35                              0                0                0                0                0

 Average Life (years)                26.43             5.59             4.59             3.63             4.08


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

--------------------------------------------------------------------------------

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                  0% PRICING       80% PRICING     100% PRICING     150% PRICING     200% PRICING
                                 -------------    -------------    -------------    -------------    -------------
Date                                 SPEED            SPEED            SPEED            SPEED            SPEED
----                                 -----            -----            -----            -----            -----
Initial Percentage                    100              100              100              100              100
25-May-06                             100              100              100              100              100
25-May-07                             100              100              100              100              100
25-May-08                             100              100              100              100              100
25-May-09                             100               64               46               1                0
25-May-10                             100               48               32               0                0
25-May-11                             100               36               10               0                0
25-May-12                             100               21               0                0                0
25-May-13                             100               6                0                0                0
25-May-14                             100               0                0                0                0
25-May-15                             100               0                0                0                0
25-May-16                             100               0                0                0                0
25-May-17                             100               0                0                0                0
25-May-18                             100               0                0                0                0
25-May-19                             100               0                0                0                0
25-May-20                             100               0                0                0                0
25-May-21                             100               0                0                0                0
25-May-22                             100               0                0                0                0
25-May-23                             100               0                0                0                0
25-May-24                             100               0                0                0                0
25-May-25                             100               0                0                0                0
25-May-26                             100               0                0                0                0
25-May-27                             100               0                0                0                0
25-May-28                              94               0                0                0                0
25-May-29                              83               0                0                0                0
25-May-30                              71               0                0                0                0
25-May-31                              58               0                0                0                0
25-May-32                              44               0                0                0                0
25-May-33                              24               0                0                0                0
25-May-34                              0                0                0                0                0
25-May-35                              0                0                0                0                0

 Average Life (years)                26.32             5.24             4.28             3.35             3.51


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

--------------------------------------------------------------------------------

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS B-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                  0% PRICING       80% PRICING     100% PRICING     150% PRICING     200% PRICING
                                 -------------    -------------    -------------    -------------    -------------
Date                                 SPEED            SPEED            SPEED            SPEED            SPEED
----                                 -----            -----            -----            -----            -----
Initial Percentage                    100              100              100              100              100
25-May-06                             100              100              100              100              100
25-May-07                             100              100              100              100              100
25-May-08                             100              100              100              100              100
25-May-09                             100               49               22               0                0
25-May-10                             100               24               0                0                0
25-May-11                             100               6                0                0                0
25-May-12                             100               0                0                0                0
25-May-13                             100               0                0                0                0
25-May-14                             100               0                0                0                0
25-May-15                             100               0                0                0                0
25-May-16                             100               0                0                0                0
25-May-17                             100               0                0                0                0
25-May-18                             100               0                0                0                0
25-May-19                             100               0                0                0                0
25-May-20                             100               0                0                0                0
25-May-21                             100               0                0                0                0
25-May-22                             100               0                0                0                0
25-May-23                             100               0                0                0                0
25-May-24                             100               0                0                0                0
25-May-25                             100               0                0                0                0
25-May-26                             100               0                0                0                0
25-May-27                             100               0                0                0                0
25-May-28                              94               0                0                0                0
25-May-29                              79               0                0                0                0
25-May-30                              60               0                0                0                0
25-May-31                              40               0                0                0                0
25-May-32                              18               0                0                0                0
25-May-33                              0                0                0                0                0
25-May-34                              0                0                0                0                0
25-May-35                              0                0                0                0                0

 Average Life (years)                25.50             4.26             3.57             3.15             3.21


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

--------------------------------------------------------------------------------

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, at which the referenced Class first incurs a writedown. Calculations are run to maturity at both static (1ML =3.04%, 6ML = 3.34% and 1YL=3.69%) and forward LIBOR (shown in the graph below), and at varying loss severity percentages.
Other assumptions include: (1) prepayment speed is 100% of the Pricing Speed,
(2) 0 month lag from default to loss, and (3) triggers fail (i.e., no stepdown):

                                                    STATIC LIBOR                                  FORWARD LIBOR
                                  ----------------------------------------------     ------------------------------------------
                                     35% LOSS         45% LOSS         55% LOSS       35% LOSS       45% LOSS       55% LOSS
                                     SEVERITY         SEVERITY         SEVERITY       SEVERITY       SEVERITY       SEVERITY
                                  =============================================================================================
CLASS M-1       CDR Break            28.039%          20.690%          16.390%        25.664%        18.814%        14.844%
                Cum Loss              17.55%           18.49%          19.14%          16.60%        17.31%         17.80%
                                  ---------------------------------------------------------------------------------------------
CLASS M-2       CDR Break            20.622%          15.619%          12.565%        18.324%        13.797%        11.058%
                Cum Loss              14.35%           15.12%          15.65%          13.21%        13.78%         14.16%
                                  ---------------------------------------------------------------------------------------------
CLASS M-3       CDR Break            16.723%          12.841%          10.420%        14.473%        11.052%        8.936%
                Cum Loss              12.36%           13.03%          13.49%          11.11%        11.58%         11.90%
                                  ---------------------------------------------------------------------------------------------
CLASS M-4       CDR Break            14.567%          11.269%          9.188%         12.342%        9.498%         7.715%
                Cum Loss              11.16%           11.75%          12.17%          9.83%         10.24%         10.52%
                                  ---------------------------------------------------------------------------------------------
CLASS B-1       CDR Break            12.099%           9.437%          7.733%          9.908%        7.688%         6.278%
                Cum Loss              9.67%            10.18%          10.53%          8.25%          8.58%          8.81%
                                  ---------------------------------------------------------------------------------------------
CLASS B-2       CDR Break            10.418%           8.179%          6.735%          8.303%        6.495%         5.334%
                Cum Loss              8.58%            9.04%            9.35%          7.12%          7.42%          7.63%
                                  ---------------------------------------------------------------------------------------------
CLASS B-3       CDR Break             9.284%           7.345%          6.068%          7.357%        5.797%         4.781%
                Cum Loss              7.81%            8.25%            8.54%          6.43%          6.72%          6.91%
                                  ---------------------------------------------------------------------------------------------

                               [PERFORMANCE GRAPH]


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

--------------------------------------------------------------------------------

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------

                                  EXCESS SPREAD
The table below displays excess spread in bps. Calculations are run to maturity at both static LIBOR (1ML=3.04%, 6ML=3.39%, and 1YL=3.69%) and forward LIBOR (shown in the table below). Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date minus
(b) the total interest due on the Offered Certificates (and the Class B-3 Certificates), divided by (y) the aggregate principal balance of the Offered Certificates (and the Class B-3 Certificates) as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate collateral and 100% PPC for the adjustable rate collateral, (2) no defaults and no losses:

                     EXCESS SPREAD IN BPS      EXCESS SPREAD IN BPS
      PERIOD            (STATIC LIBOR)            (FORWARD LIBOR)
Avg yr1*                     287                        223
Avg yr2                      327                        222
Avg yr3                      411                        334
Avg yr4                      434                        359
Avg yr5                      434                        356

             EXCESS                                      EXCESS                 EXCESS                                 EXCESS
           SPREAD IN                                   SPREAD IN              SPREAD IN                               SPREAD IN
              BPS       1 MONTH   6 MONTH   1 YEAR        BPS                    BPS     1 MONTH  6 MONTH  1 YEAR        BPS
            (STATIC     FORWARD   FORWARD   FORWARD     (FORWARD               (STATIC   FORWARD  FORWARD  FORWARD     (FORWARD
 PERIOD      LIBOR)      LIBOR     LIBOR     LIBOR       LIBOR)    PERIOD       LIBOR)    LIBOR    LIBOR    LIBOR      LIBOR)
   1          ***        3.040%    3.390%    3.690%       ***        40          419      4.544%   4.615%   4.719%       346
   2          292        3.166%    3.507%    3.773%       279        41          445      4.559%   4.622%   4.716%       373
   3          274        3.309%    3.620%    3.846%       247        42          419      4.570%   4.627%   4.712%       344
   4          274        3.381%    3.718%    3.912%       241        43          445      4.579%   4.629%   4.707%       371
   5          294        3.604%    3.816%    3.983%       238        44          420      4.585%   4.628%   4.702%       342
   6          274        3.715%    3.877%    4.031%       207        45          420      4.588%   4.625%   4.695%       344
   7          293        3.726%    3.924%    4.075%       225        46          502      4.588%   4.622%   4.688%       434
   8          273        3.846%    3.980%    4.126%       193        47          419      4.585%   4.619%   4.679%       343
   9          274        3.893%    4.018%    4.166%       190        48          445      4.581%   4.620%   4.672%       371
   10         339        3.920%    4.059%    4.210%       252        49          419      4.574%   4.621%   4.662%       343
   11         274        3.990%    4.105%    4.253%       180        50          444      4.571%   4.627%   4.678%       371
   12         293        3.990%    4.142%    4.291%       199        51          418      4.570%   4.636%   4.697%       343
   13         273        4.034%    4.185%    4.338%       175        52          418      4.573%   4.649%   4.712%       342
   14         292        4.090%    4.231%    4.361%       189        53          443      4.581%   4.666%   4.730%       369
   15         273        4.133%    4.263%    4.379%       165        54          418      4.592%   4.687%   4.748%       339
   16         273        4.178%    4.296%    4.396%       161        55          443      4.606%   4.710%   4.764%       365
   17         292        4.217%    4.322%    4.411%       177        56          418      4.625%   4.738%   4.783%       336
   18         272        4.249%    4.340%    4.422%       153        57          419      4.648%   4.770%   4.799%       343
   19         291        4.277%    4.355%    4.432%       170        58          501      4.673%   4.799%   4.816%       431
   20         272        4.300%    4.366%    4.438%       149        59          419      4.700%   4.829%   4.834%       336
   21         399        4.318%    4.371%    4.442%       310        60          444      4.737%   4.859%   4.851%       360
   22         477        4.330%    4.375%    4.443%       391        61          419      4.770%   4.880%   4.867%       328
   23         395        4.335%    4.376%    4.442%       304        62          444      4.803%   4.899%   4.887%       353
   24         418        4.338%    4.379%    4.440%       327        63          418      4.828%   4.909%   4.908%       329
   25         392        4.336%    4.382%    4.435%       300        64          418      4.848%   4.915%   4.927%       327
   26         416        4.335%    4.387%    4.460%       325        65          443      4.862%   4.916%   4.949%       353
   27         390        4.336%    4.394%    4.483%       317        66          418      4.871%   4.909%   4.968%       323
   28         389        4.340%    4.405%    4.508%       315        67          443      4.875%   4.898%   4.987%       350
   29         413        4.347%    4.417%    4.532%       340        68          417      4.870%   4.879%   5.009%       322
   30         387        4.356%    4.432%    4.558%       311        69          417      4.863%   4.860%   5.027%       320
   31         412        4.367%    4.451%    4.581%       336        70          499      4.848%   4.838%   5.048%       411
   32         389        4.380%    4.469%    4.605%       311        71          417      4.827%   4.816%   5.069%       322
   33         417        4.396%    4.490%    4.629%       345        72          443      4.803%   4.800%   5.088%       352
   34         469        4.415%    4.513%    4.653%       400        73          418      4.775%   4.787%   5.107%       327
   35         415        4.434%    4.535%    4.676%       339        74          443      4.751%   4.781%   5.107%       357
   36         439        4.458%    4.557%    4.698%       363        75          418      4.734%   4.782%   5.106%       326
   37         412        4.483%    4.575%    4.722%       331        76          418      4.725%   4.791%   5.104%       327
   38         442        4.506%    4.591%    4.722%       361        77          ***      4.722%   4.808%   5.102%       355
   39         418        4.526%    4.605%    4.721%       348        78          ***      4.727%   4.829%   5.100%       ***

*Year 1 average is calculated from period 2 to period 12.


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information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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